Commitments and Contingencies	12 Months Ended
Mar. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Tax Liability
In connection with the initial public offering completed in the second quarter of fiscal 2020, the Company undertook a series of transactions to spin out two wholly owned businesses from the corporate structure. These transactions generated a taxable gain upon their occurrence which will be reported on tax returns for the year ended March 31, 2020. On July 31, 2019, Compuware Corporation distributed $265 million to the Company to partially or wholly fund the tax liability pursuant to an agreement with the Company which is recorded as a contribution within “Additional paid-in capital” on the consolidated statements of shareholders’ equity / member’s deficit. The Company has estimated an expense of $251.8 million and made estimated tax payments to the relevant taxing authorities.
Commitment for Operating Leases
The Company’s commitments for various operating lease agreements related to office space for various periods that extend through as late as fiscal 2030. Total rent expense under these agreements were approximately $8.7 million, $11.3 million, and $14.0 million for the year ended March 31, 2018, 2019, and 2020, respectively. Certain of these lease agreements contain provisions for renewal options and escalation clauses.
The following table summarizes payments under the Company’s operating lease commitments as of March 31, 2020 (in thousands):

Fiscal year	Amount
2021	$14,210
2022	11,663
2023	11,235
2024	10,864
2025	8,020
Thereafter	16,331
Total future contractual payments	$72,323

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